3: October 31, 2001

November 1, 2001

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C. 20549

RE: Calvert Variable Series, Inc. - Ameritas Income & Growth, Growth and MidCap Growth Portfolios

SEC File Nos. 811-03591 and 2-80154

Ladies and Gentlemen:

Pursuant to Rule 497(e) under the Securities Act of 1933, I am transmitting the attached prospectus sticker to the April 30, 2001 prospectus. Its purpose is to revise the disclosure about the subadvisor of the Calvert Variable Series, Inc. Ameritas Income & Growth, Growth and MidCap Growth Portfolios.

Please feel free to contact me at (301) 951-4858 with any questions.

Truly yours,

Ivy Wafford Duke

Associate General Counsel